UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               ------------------


                                   FORM 8 - K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: July 2, 2004

                                  SofTech, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

      Massachusetts                    0-10665                #04-2453033
   ------------------                ----------            -----------------
(State  or other jurisdiction        (Commission             (IRS Employer
     of  Incorporation  or          file  number)        Identification  Number)
        organization)

                      2 Highwood Drive, Tewksbury, MA 01876
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 640-6222
                                 --------------
              (Registrant's telephone number, including area code)

ITEM  5.   OTHER  EVENTS.

On July 1, 2004, SofTech, Inc. issued a press release announcing the voting results of its Annual Meeting held on June 30, 2004. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

ITEM  7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND  EXHIBITS

          (A)    FINANCIAL  STATEMENTS
                 None

          (B)    PRO  FORMA  FINANCIAL  INFORMATION
                 None

          (C)    EXHIBITS
                 Exhibit  99.1      Press  release,  dated  July  1,  2004.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SofTech,  Inc.

Date:  July  2,  2004       By:  /s/  Joseph  P.  Mullaney
                                 ---------------------------------
                                 Joseph  P.  Mullaney
                                 President  and  Chief  Operating  Officer
                                (Principal  Financial  and  Accounting  Officer)

                                  EXHIBIT INDEX


Exhibit          Description
-------          -----------

 99.1            Press  release,  dated  July  1,  2004.